UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2017 (December 4, 2017)

Origo Acquisition Corporation

 (Exact name of registrant as specified in its charter)

Cayman Islands	001-36757	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

708 Third Avenue

New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 634 - 4512

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 4, 2017, Origo Acquisition Corporation (the “Company”) received written notice from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) indicating that the Company did not satisfy Nasdaq Listing Rule 5620(a) (the “Annual Meeting Requirement”) because the Company did not timely hold an annual meeting for the fiscal year ended November 30, 2016 on or before November 30, 2017. The notice indicated that the Company’s non-compliance with the Annual Meeting Requirement could serve as an additional basis for the delisting of the Company’s securities from The Nasdaq Capital Market and, as such, the Company should present its plan to evidence compliance with that requirement for review by the Nasdaq Hearings Panel (the “Panel”).

As previously disclosed in the Company’s Current Report on Form 8-K filed on August 28, 2017, on August 23, 2017, the Company received written notice from Nasdaq indicating that, based upon the Company’s continued non-compliance with Nasdaq Listing Rule 5550(a)(3) (the “Minimum Public Holders Rule”), which requires the Company to evidence a minimum of 300 public holders, the Company’s securities would be subject to delisting unless the Company timely requested a hearing before the Panel.

The Company timely requested a hearing and presented its plan to evidence compliance with the Minimum Public Holders Rule for the Panel’s consideration, subsequent to which the Panel granted the Company’s request for the continued listing of its securities on The Nasdaq Capital Market subject to the Company evidencing compliance with all applicable requirements for listing on Nasdaq by no later than February 19, 2018, including compliance with the applicable criteria for initial listing upon completion of the Company’s proposed business combination with Hightimes Holding Corp.

The Company plans to provide an update to the Panel regarding its plan to evidence compliance with the Annual Meeting Requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2017	ORIGO ACQUISITION CORPORATION

	By:	/s/Edward J. Fred
Name: Edward J. Fred
Title: Chief Executive Officer